Exhibit 99.1

    Eclipsys Releases Financial Results for the Quarter Ended Sept. 30, 2004

    BOCA RATON, Fla.--(BUSINESS WIRE)--Oct. 28, 2004--Eclipsys
Corporation(R) (NASDAQ:ECLP), The Outcomes Company(R), today released results for the quarter ended Sept. 30, 2004.
    The following table summarizes selected financial data:


              ------------------------------- ------------------------
                    Three months ended          Three months ended
                        Sept. 30,                    June 30,
              ------------------------------- ------------------------
                2004   2003 Change $ Change %   2004 Change $ Change %
--------------------------------------------- ------------------------
Revenues       $79.8  $68.2    $11.6      17%  $73.6     $6.2       8%
--------------------------------------------- ------------------------
Loss per
 share        $(0.14)$(0.24)   $0.10      42% $(0.21)   $0.07      33%
--------------------------------------------- ------------------------

              -------------------------------
                     Nine months ended
                       Sept. 30,
              ---------------------------------
                2004   2003  Change $  Change %
-----------------------------------------------
Revenues      $221.8 $188.4    $33.4      18%
---------------------------------------------
Loss per
 share       $(0.64) $(0.78)   $0.14      18%
---------------------------------------------


    Third quarter results

    Third quarter 2004 revenues were $79.8 million compared to revenues of $73.6 million in Q2'04. Net loss for the quarter was $(6.7) million compared to a net loss of $(10.0) million in Q2'04. Basic and diluted net loss per share was $(0.14) compared to $(0.21) in Q2'04.
    Operating activities generated $2.1 million of positive cash flows in Q3'04. This represents a sequential improvement of $5.5 million as of June 30, 2004. Cash, cash equivalents and marketable securities were $123.0 million as of Sept. 30, 2004, down $2.5 million from $125.5 million as of June 30, 2004. Days sales outstanding (DSOs) were 70 days as of Sept. 30, 2004, an increase of 4 days from the preceding quarter. Deferred revenue (including current and long-term) was $115.0 million as of Sept. 30, 2004, a sequential increase of $13.6 million from $101.4 million as of June 30, 2004.
    "Eclipsys' third quarter results reflect that we have achieved our goals of gradual and continued improvement on revenues, earnings, and operating cash flows," said Paul L. Ruflin, Eclipsys president and CEO. "Additionally, third quarter sales bookings were strong, reflecting the healthcare industry's keen interest in information technology and Eclipsys solutions as a means to address its significant challenges. We expect our sales momentum to continue in the fourth quarter and provide a solid foundation for next year."

    Investor teleconference Oct. 28

    Eclipsys senior executives will discuss the results during an investor community teleconference scheduled for 8:30 a.m. Eastern time Thursday, Oct. 28. Persons interested in participating in the teleconference should call (888) 428-4480 within 15 minutes before the conference is scheduled to begin. For listen-only mode, participants can go to http://www.eclipsys.com, Investor Relations/News & Events/Event Calendar about 15 minutes prior to the conference call to register and to download the necessary audio software. An audio replay will be available for approximately 48 hours beginning 12:00 noon Eastern time Oct. 28 by visiting http://www.eclipsys.com, Investor Relations/News & Events/Event Calendar.

    About Eclipsys

    Eclipsys is a leading provider of advanced clinical, financial and management information software and service solutions to more than 1,500 healthcare facilities. Eclipsys empowers healthcare organizations to improve patient safety, revenue cycle management and operational efficiency through innovative information solutions. For more information, see http://www.eclipsys.com or e-mail info@eclipsys.com.

    Statements in this news release concerning future results, performance or expectations are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All forward-looking statements included in this document are based upon information available to Eclipsys as of the date hereof and Eclipsys assumes no obligation to update any such forward-looking statements. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks include several risks in connection with our product strategy, including the uncertainty of the time and costs required to implement the strategy, the potential that our strategy could change, the potential that we may encounter technical difficulties in implementing our strategy, and the potential that the changes to our products may affect customer demand. Other risks include potential financial constraints and other factors faced by the healthcare industry, changing customer requirements and other risks described in the filings of Eclipsys with the Securities and Exchange Commission, including its quarterly report on Form 10-Q for the quarter ended June 30, 2004. Eclipsys, Eclipsys Corporation and The Outcomes Company are registered trademarks of Eclipsys Corporation. Sunrise and XA are trademarks of Eclipsys Technologies Corporation. Other product and company names in this news release are trademarks or registered trademarks of their respective companies.



                         Eclipsys Corporation
           Consolidated Statements of Operations - Unaudited
                            (000's Omitted)

                                 Three Months Ended
                                 Sept. 30,  Sept. 30,
                                   2004       2003   Change $ Change %
                                 -------------------------------------
Revenues:
 Systems and services             $71,352   $61,559   $9,793       16%
 Hardware                           8,463     6,591    1,872       28%
                                  -------- --------- --------
  Total revenues                   79,815    68,150   11,665       17%
                                  -------- --------- --------

Costs and expenses:
 Cost of systems and services
  revenues                         42,371    35,855    6,516       18%
 Cost of hardware revenues          7,311     5,551    1,760       32%
 Sales and marketing               15,530    17,766   (2,236)     -13%
 Research and development          15,032    14,633      399        3%
 General and administrative         3,281     3,063      218        7%
 Depreciation and amortization      3,355     2,761      594       22%
                                  -------- --------- --------
  Total costs and expenses         86,880    79,629    7,251        9%
                                  -------- --------- --------

Loss from operations               (7,065)  (11,479)   4,414       38%
Interest income, net                  415       412        3        1%
                                  -------- --------- --------
Loss before income taxes           (6,650)  (11,067)   4,417       40%

Provision for income taxes              -         -        -
                                  -------- --------- --------
Net loss                          $(6,650) $(11,067)  $4,417       40%
                                  ======== ========= ========

Loss per share:
Basic loss per share               $(0.14)   $(0.24)   $0.10       42%
                                  ======== ========= ========
Diluted loss per share             $(0.14)   $(0.24)   $0.10       42%
                                  ======== ========= ========

Weighted average shares
 outstanding:
Basic                              46,671    45,488
                                  ======== =========
Diluted                            46,671    45,488
                                  ======== =========

                         Eclipsys Corporation
           Consolidated Statements of Operations - Unaudited
                            (000's Omitted)

                                       Three Months Ended
                                            June 30,
                                    2004    Change $  Change %
                                  -------- --------- ----------
Revenues:
 Systems and services             $68,597    $2,755        4%
 Hardware                           5,046     3,417       68%
                                  -------- ---------
  Total revenues                   73,643     6,172        8%
                                  -------- ---------

Costs and expenses:
 Cost of systems and services
  revenues                         41,795       576        1%
 Cost of hardware revenues          4,337     2,974       69%
 Sales and marketing               15,458        72        0%
 Research and development          14,536       496        3%
 General and administrative         4,407    (1,126)     -26%
 Depreciation and amortization      3,295        60        2%
                                  -------- ---------
  Total costs and expenses         83,828     3,052        4%
                                  -------- ---------

Loss from operations              (10,185)    3,120       31%
Interest income, net                  225       190       84%
                                  -------- ---------
Loss before income taxes           (9,960)    3,310       33%
                                  -------- ---------
Provision for income taxes              -         -
                                  -------- ---------
Net loss                          $(9,960)   $3,310       33%
                                  ======== =========
Loss per share:
Basic loss per share               $(0.21)    $0.07       33%
                                  ======== =========
Diluted loss per share             $(0.21)    $0.07       33%
                                  ======== =========
Weighted average shares
 outstanding:
Basic                              46,573
                                  ========
Diluted                            46,573
                                  ========





                         Eclipsys Corporation
           Consolidated Statements of Operations - Unaudited
                            (000's Omitted)

                                 Nine Months Ended
                                Sept. 30,  Sept. 30,
                                  2004       2003   Change $  Change %
                                --------------------------------------
Revenues:
 Systems and services          $201,756  $173,637   $28,119        16%
 Hardware                        20,086    14,735     5,351        36%
                               --------- --------- ---------
  Total revenues                221,842   188,372    33,470        18%
                               --------- --------- ---------

Costs and expenses:
 Cost of systems and services
  revenues                      124,023   102,559    21,464        21%
 Cost of hardware revenues       17,282    12,398     4,884        39%
 Sales and marketing             46,240    52,040    (5,800)      -11%
 Research and development        44,478    41,152     3,326         8%
 General and administrative      10,856     9,847     1,009        10%
 Depreciation and amortization    9,731     7,630     2,101        28%
                               --------- --------- ---------
  Total costs and expenses      252,610   225,626    26,984        12%
                               --------- --------- ---------

Loss from operations            (30,768)  (37,254)    6,486        17%
Interest income, net              1,094     2,143    (1,049)      -49%
                               --------- --------- ---------
Loss before income taxes        (29,674)  (35,111)    5,437        15%

Provision for income taxes            -         -         -
                               --------- --------- ---------
Net loss                       $(29,674) $(35,111)   $5,437        15%
                               ========= ========= =========

Loss per share:
Basic loss per share             $(0.64)   $(0.78)    $0.14        18%
                               ========= ========= =========
Diluted loss per share           $(0.64)   $(0.78)    $0.14        18%
                               ========= ========= =========


Weighted average shares
 outstanding:
Basic                            46,459    45,283
                               ========= =========
Diluted                          46,459    45,283
                               ========= =========





                         Eclipsys Corporation
                Consolidated Balance Sheets - Unaudited
                            (000's Omitted)

                                            September 30, December 31,
                                                 2004         2003
                                            ------------- ------------
                   Assets
Current assets:
 Cash and cash equivalents                      $82,055     $151,683
 Marketable securities                           40,937            -
 Accounts receivable, net                        61,854       54,903
 Inventory                                        1,961          530
 Other current assets                            13,559       14,993
                                            ------------ ------------
  Total current assets                          200,366      222,109

Property and equipment, net                      33,590       32,304
Capitalized software development costs, net      28,617       25,260
Goodwill and intangible assets                    5,051          454
Other assets                                     15,713       15,656
                                            ------------ ------------
  Total assets                                 $283,337     $295,783
                                            ============ ============

   Liabilities and Stockholders' Equity
Current liabilities:
 Deferred revenue                              $104,218      $91,782
 Accrued compensation costs                      12,892       17,189
 Other current liabilities                       33,104       33,584
                                            ------------ ------------
  Total current liabilities                     150,214      142,555

Deferred revenue                                 10,774        9,390
Other long-term liabilities                         134          684

Stockholders' equity:
 Common stock                                       469          460
 Additional paid-in-capital                     421,695      411,634
 Unearned stock compensation                     (2,213)        (795)
 Accumulated deficit                           (297,454)    (267,778)
 Accumulated other comprehensive loss              (282)        (367)
                                            ------------ ------------
  Total stockholders' equity                    122,215      143,154

                                            ------------ ------------
Total liabilities and stockholders' equity     $283,337     $295,783
                                            ============ ============


                         Eclipsys Corporation
                  Statement of Cash Flows - Unaudited
                            (000's omitted)

                              Three Months Ended    Nine Months Ended
                              Sept. 30, Sept. 30,  Sept. 30, Sept. 30,
                              -------------------  ------------------
                                 2004      2003      2004      2003
                                 ----      ----      ----      ----
Operating Activities:
 Net loss                       $(6,650) $(11,067) $(29,674) $(35,111)
 Adjustments to reconcile
  net loss to net cash
  provided by (used in)
  operating activities
   Depreciation and
    Amortization                  7,468     5,760    19,719    15,762
   Write off capitalized
    software                          -     1,200         -     1,200
   Bad debt provision               350       975     1,350     2,175
   Stock Compensation               132        56       293       169
   Changes in assets and
    liabilities, net of
    acquisitions
      Accounts receivable        (8,195)   (2,195)   (8,301)   (4,125)
      Inventory                    (247)       32    (1,395)       (3)
      Other current assets       (1,705)      656     1,434     3,422
      Other assets                 (350)   (3,917)   (2,800)   (7,765)
      Deferred revenue           13,550     6,787    13,819    14,026
      Accrued compensation       (2,790)   (2,716)   (4,297)   (2,484)
      Other current
       liabilities                  521     5,275      (480)   12,495
      Other liabilities             (12)      (80)     (549)      449
                               ---------  -------- ---------  --------
   Total adjustments              8,722    11,833    18,793    35,321
                               ---------  -------- ---------  --------
      Net cash provided by
       (used in) operating
       activities                 2,072       766   (10,881)      210
                               ---------  -------- ---------  --------

Investing Activities:
 Purchase of fixed assets        (3,854)   (6,534)  (10,649)  (13,186)
 Purchase of marketable
  securities                       (119)   11,332   (40,937)  (41,572)
 Capitalized software
  development costs              (2,084)   (8,011)  (10,603)  (15,574)
 Acquisitions, net of cash            -         -    (2,500)        -
                               ---------  -------- ---------  --------
      Net cash used in
       investing activities      (6,057)   (3,213)  (64,689)  (70,332)
                               ------------------- -------------------

Financing Activities:
 Exercise of stock options        1,278     1,092     4,192     2,043
 Employee stock purchase plan         -       631     1,664     1,910
                               ---------  -------- ---------  --------
      Net cash provided by
       financing activities       1,278     1,723     5,856     3,953
                               ---------  -------- ---------  --------

Effect of exchange rate
 changes on cash and
 cash equivalents                   106       (12)       86        30

Net decrease in cash and cash
 equivalents                     (2,601)     (736)  (69,628)  (66,139)
                               =========  ======== =========  ========

Cash and cash equivalents,
 beginning of period             84,656   118,097   151,683   183,500
                               ---------  -------- ---------  --------
Cash and cash equivalents,
 end of period                  $82,055  $117,361   $82,055  $117,361
                               =========  ======== =========  ========



    CONTACT: Eclipsys Corporation, Boca Raton
             Media:
             Judy Barnett, 561/322-4351
             judy.barnett@eclipsys.com
             or
             Investors:
             Robert J. Colletti, 561/322-4650
             investor.relations@eclipsys.com